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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement No.'s 333-47173, 333-67109, and 333-33901 on Form S-8 of our report dated February 10, 2000 appearing in this Annual Report on Form 10-K of VitalCom Inc. for the year ended December 31, 1999.


Deloitte & Touche LLP
Costa Mesa, California
March 29, 2000